UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 30, 2013

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 30, 2013, Kodiak Oil & Gas Corp. (the “Company”) entered into a supplemental indenture with Kodiak Williston, LLC, KOG Finance, LLC (together, the “New Guarantors”), U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, to add the New Guarantors as subsidiary guarantors under the Indenture related to the Company’s 8.125% senior notes due 2019.  Each of the New Guarantors is a wholly-owned subsidiary of the Company.

On July 30, 2013, the Company also entered into a supplemental indenture with the New Guarantors, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, to add the New Guarantors as subsidiary guarantors under the Indenture related to the Company’s 5.50% senior notes due 2021.

The foregoing descriptions of the supplemental indentures are qualified in their entirety by the full text of the supplemental indentures, which were filed as Exhibits 4.1 and 4.2 to the Company’s Quarterly Report on Form 10-Q on August 1, 2013 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1

Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada (filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q on August 1, 2013 and incorporated herein by reference)

4.2

Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada (filed as Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q on August 1, 2013 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Date: August 2, 2013		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of November 23, 2011, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada (filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q on August 1, 2013 and incorporated herein by reference)

4.2

Supplemental Indenture, dated as of July 30, 2013, among Kodiak Oil & Gas Corp., Kodiak Williston, LLC, KOG Finance, LLC, U.S. Bank National Association and Computershare Trust Company of Canada, to the Indenture, dated as of January 15, 2013, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., U.S. Bank National Association and Computershare Trust Company of Canada (filed as Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q on August 1, 2013 and incorporated herein by reference)